Derivative Instruments and Hedging Activities - Schedule of Unrealized (Losses) Gains in Accumulated Other Comprehensive Loss (Details) - Interest Rate Swap - USD ($) $ in Thousands	3 Months Ended	6 Months Ended	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2020	Jun. 30, 2020
Derivative [Line Items]
Unrealized loss, before taxes	$ 0	$ (498)	$ 1,669
Income tax benefit	0	(123)	415
Unrealized loss, net of taxes	$ 0	$ (375)	$ 1,254